UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 17, 2010

United Components, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14601 Highway 41 North
Evansville, Indiana 47725
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 867-4156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition*

On March 17, 2010, United Components, Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Exhibits*

(d)      Exhibits.

Exhibit No.	Description
99.1	United Components, Inc.’s earnings release for the fourth quarter ended December 31, 2009.

* The information in these Items 2.02 and 9.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in these Items 2.02 and 9.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 17th day of March, 2010.

UNITED COMPONENTS, INC.

By:	/s/ Mark P. Blaufuss
Name:	Mark P. Blaufuss
Title:	Chief Financial Officer